UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2018

Date of reporting period: July 31, 2018

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

ANNUAL REPORT

07.31.18

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending July 31, 2018

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative**	Annualized

CIPSX	12.91%	19.94%	15.66%	13.07%	11.78%	334.12%	11.34%

Russell 2000	6.75%	18.73%	12.03%	11.33%	10.38%	216.73%	8.80%

CIPMX	5.53%	18.98%	14.59%	13.60%	11.66%	213.35%	11.99%

Russell Midcap	1.09%	13.45%	10.20%	11.50%	10.78%	171.45%	10.40%

†	Champlain Small Company Fund inception date: 11/30/04
Champlain Mid Cap Fund inception date: 06/30/08
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past 6 months, your two funds continued to benefit most from strong stock selection in the software industry as well as the process-driven overweight of that industry. The Small Company Fund also benefitted meaningfully from strong stock selection within the health care supplies and equipment industry. The financial sector was nearly as productive due to strong stock selection among banks and the acquisition of Financial Engines by a private equity firm. The Mid Cap Fund also benefitted from favorable stock selection within the consumer, financial, industrial and materials sectors.

No doubt sector and style rotations will buffet your funds’ relative performance in the coming months and years, yet we intend to remain focused on owning the well-managed, reliable, and high-return companies that we believe are best positioned for growth over the next 3 to 5 years which also trade at or below our best thinking as to their Intrinsic or Fair Value. We

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

remain reluctant to trade out of such franchises for a new position in a lesser company where the investment case is essentially reduced to its perceived 10-15% discount to Fair Value. One of the lessons the stock market has taught us over the years is do not trade down in quality for the appearance of a better discount. Still, by our nature, we find it more difficult to own high expectation stocks than low expectation stocks. Nonetheless, our analysis and examination of our historical investment decisions informs us that, for both funds, we occasionally have sold out of some of our best positioned companies prematurely and reinvested into lesser companies. The team hopes to have fewer regrets of this kind in the years ahead.

The weighted average characteristics of each fund’s portfolio of holdings indicate that both continue to be invested in companies which have delivered a much better trailing 5-year growth rate of revenue and book value on a per share basis, as well as higher historical profitability and higher business returns than the companies in their respective Russell benchmarks - as measured by Gross Profitability and EVA Margin. Both funds also remain invested in companies that are, on a weighted average basis, more fundamentally stable or reliable than the companies in their respective Russell benchmarks – as measured by the standard deviation of the 5-year average ROE.

Technology

During the past six months, we eliminated the Small Company Fund’s position in CommVault, WEX, and NIC Inc. CommVault’s shares reflected much of the value we estimate could be unlocked by following the altogether reasonable prescription laid out by activist investor Elliot Associates when it announced its stake in the company. While we are mindful that a transaction could materialize, possibly at price levels higher than our sale, we weighed that potential outcome against other plausible scenarios that stem from an objective assessment of the company’s current go to market strategies, competitive positioning, and the ultimate composition of the leadership team. These three areas are marked by more uncertainty than at any time in our affiliation with this company. With oil prices up about 60% from a year ago, WEX Inc. shares have appreciated in sympathy as their fuel card business for truck fleets and commercial accounts is highly correlated to the Dollar volumes charged. As high oil prices tend to hurt economic growth and usher in recessions which then leads to lower oil prices, we find the reward to risk ratio for WEX’s shares now skewed too far toward the risk side. These shares are much easier to own when the valuation discounts low oil prices well into the future. NIC Inc. was eliminated because of concerns around the impact increased competition likely will have on long-term profitability.

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

A curious and thorough exploration of many cloud-enabled and consumer oriented software companies led us to start new positions in MINDBODY and Yext for the Small Company fund. MINDBODY provides the wellness and personal care industries (yoga studios, spin class operators, gyms and hair salons) a cloud native set of enterprise applications to handle critical functions such as scheduling, payments, bookkeeping, and analytics. The clients of these businesses access these providers typically, and often exclusively, through mobile devices and social networks. As a result of acquisitions and a growing network effect, MINDBODY has become significantly larger than any of its noteworthy competitors. Yext delivers a cloud-based software platform that enables its subscribers’ (proprietors and companies of all sizes) to comprehensively manage public-facing facts about themselves, with a historical emphasis on location specific information such as address and hours of operation. With consumers increasingly making use of an ever-growing set of applications and search vectors (e.g., search engines, maps, social media, mobile apps, voice search, etc.) to find information and take action, updating and ensuring informational fidelity across these myriad and growing touch points is a cumbersome and error prone activity. Yext simplifies the process with direct software connections into more than 150+ partners (including Amazon’s Alexa, Apple Maps, Microsoft Bing, Facebook, Google Maps, Instagram, Siri, etc.). Yext’s data assets are positioned to become the de-facto “single source of truth” that allows its customers to control the consistency and accuracy of data consumed by their end customers. Additionally, Yext helps companies monitor and respond to social media feedback.

Sales out of the Mid Cap Fund also included WEX Inc. and Fortinet. Fortinet was eliminated due to proximity to our estimate of Fair Value. As this company matures and evolves it is inevitable that their strategy moves them closer to competing with some larger and savvier competitors. Chief among these would be Palo Alto Networks, a formidable competitor with a very attractive market position and one of this strategy’s largest technology holdings.

The biggest contributor in this sector for the Mid Cap Fund over the past six months, Palo Alto Networks was considered by some investors to be a broken company within the past two years as we were building up the position. Today, the discussion around the company tends to be around the scale and scope of its ambition as it outlines its aspirations to build-out its open application framework into the dominant security platform onto which other niche security vendors can deploy their solutions. Towards that end, we are particularly encouraged the company announced that the current CEO and Chair would step aside so the company could bring in a new CEO to fulfill these ambitions. In our estimation, the new CEO’s experience at Google and Softbank, suggests he has a unique skillset to manage the firm through this next phase of growth. Since our initial investment in Pure Storage in the Small Company Fund, several developments gave us confidence that this company merited

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

inclusion in the Mid Cap Fund. The key intellectual property foundations of the company’s products have been embraced by the largest incumbents who initially minimized or trivialized their importance. This validation should be of greater consequence than the incremental threat posed by these vendors belatedly joining the fray. As well, its highly differentiated FlashBlade product family seems unusually well suited for emerging workloads in areas such as artificial intelligence, autonomous driving, and genomics. Finally, there have been some significant upgrades in the executive team and the early insights are encouraging.

We are still in the early innings of enterprises’ adoption of cloud computing. Nonetheless, we expect both of your funds to encounter periodic bouts of relative pain because of the funds’ overall software posture and/or individual holdings. Indeed, it is our intention to capitalize on any dislocations to increase our exposure to the great franchises. A good example of this dynamic would be the downdraft for Red Hat’s shares at the end of June when the company reported mixed results and slightly weaker near-term guidance. Since our long-term thesis for this company remained intact and our Fair Value estimate for the shares did not change, we opportunistically added to our position in the days following these developments. Importantly, the advent of cloud computing does not mean that all self-described “cloud” software is equally positioned for success. We expect discerning stock selection within the software industry to become much more important in the coming years than it has been from the February 2016 lows for the industry. Accordingly, we will not hesitate to winnow weaker holdings in favor of more durable and relevant franchises as the software industry continues to evolve. The competitive advantage software leaders have in securing talented people at reasonable cost makes owning the dominant companies especially important today as demand for talented people exceeds supply.

Industrials and Materials

Earlier this year, healthy valuations encouraged us to sell Brady Corp. and Gorman Rupp in the Small Company Fund and Dover Corp. in the Mid Cap Fund. We anticipate future opportunities to redeploy more of the Small Company Fund’s capital into better positioned, higher return, and faster growing industrials in due course. Our repurchase of a small stake in specialty materials company Chase Corp. was a step in this direction. Continued organic growth and accretive acquisitions along with a stalled stock price created another investable discount to our estimate of Fair Value. To date, we have not identified any other situations in the small cap industrial universe that offer both sufficient quality and an appropriate margin of safety. However, in the midcap universe, trade rhetoric and tariffs helped push Rockwell Automation’s shares back down to a modest discount to our estimate of Fair Value and provided an opportunity to build a fresh position. Similar to how Nordson’s acquisition of Vention Medical was a catalyst for us to invest in that company, Fortive’s decisions to spin

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

off some of its more cyclical businesses and then agree to acquire Johnson & Johnson’s Advanced Sterilization Products business was a catalyst for us to initiate a position for the Mid Cap Fund. Since the spin off from Danaher two years ago, we have awaited the evidence this company will transform its portfolio into a less cyclical and higher return mix. Indeed, since we initiated the position, Fortive has made two software acquisitions in the facilities maintenance and asset management fields. Additional transformation likely will unfold at Fortive in the coming years. Valvoline, the maker of engine oil and operator/franchisor of instant oil change centers, also was added to the Mid Cap Fund at a modest weight during the period. Our analysis suggests the free cash flow at this company will overwhelm its uses for capital within the next few years, and we expect this to become an attractive dividend growth and serial share repurchase investment. We have also continued to build up the position in premium transmission belt and hydraulic components maker Gates Industrial as the share price had not reacted to strong earnings until just recently. The growing exposure for both funds to companies classified as materials does not reflect anything more than our process-based bias for reliable, high return companies with meaningful exposure to non-cyclical industries such as food, consumer packaging, and health care.

Consumer

With the acquisitions of Buffalo Wild Wings and Snyder’s-Lance closing in this period for the Small Company Fund, we started new positions in Hostess Brands (the maker of Twinkies, Ding Dongs, and Ho Hos) and Sally Beauty Holdings, the specialty retailer and distributor of professional beauty supplies. Dean Metropoulos, who still owns ~25% of Hostess Brands, teamed up with the private equity firm Apollo Group in 2013 to bring the company out of bankruptcy. While bankruptcy helped the company to eliminate expensive contracts and inefficient facilities, the new leadership also invested in automating the remaining plants and moved to a warehouse model for distribution after extending the shelf life for most products. With EBITDA margins near 30% and free cash flow approaching $100 million per year, we expect the company to make additional bolt-on acquisitions such as the recent acquisition of the breakfast food brands Big Texas and Cloverhill to supplement the growth which also has been partly fueled in recent years by product line extensions/innovation (e.g. chocolate and deep fried Twinkies). The market for U.S. salon quality products has enjoyed a 25+ year history of consistent growth, a testament to the defensive and consistent nature of the industry. Sally Beauty holds a leading share in the market and offers a valuable suite of exclusive and owned-brand products. Robust cash flow generation provides the company flexibility to maintain a significant annual share buyback while still investing in e-commerce, loyalty programs, and product innovation (e.g. box color) to rejuvenate the business. Although it will not be reflected in the Small Company Fund’s positions report until our next shareholder letter, we exited the Papa John’s Pizza position in August with a loss as the

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

situation became much too unpredictable for us to have confidence we had an appropriate margin of safety. While we typically like to take advantage of big price declines in our holdings (e.g. recent additions to TreeHouse, B&G Foods, and Prestige Brands) this situation seemed speculative to us and our capital preservation instincts won out over the appearance of value.

We also recently added to Simply Good Foods and e.l.f. Beauty for the Small Company Fund as we see value in both shares. While e.l.f Beauty struggles with consumers trading up from mass cosmetics to prestige brands and some retailers make it difficult for the company to refresh its product line as fast as management would like, the brand remains relevant in our mind; although continued patience and diligence will be required.

In your Mid Cap Fund, the acquisitions of Snyder’s-Lance and Blue Buffalo closed since our last report. We also added to the Tractor Supply, Ulta Beauty, and Campbell Soup positions. After years of reluctance to engage with Campbell Soup, our enthusiasm following the company’s acquisition of this strategy’s Snyder’s-Lance snack franchise may have been ill-timed as post-acquisition guidance, a big write-off related to a previous acquisition, as well as the resignation of the CEO who orchestrated the deals, suggest all is not well. Still, it looks like our valuation analysis will get vetted as the company has decided to “explore all options” and the activist Third Point and other like-minded investors have taken a sizeable stake and called for the sale of the company.

Financial and Real Estate

Small Company Fund holding Financial Engines was acquired by Hellman & Friedman, which plans to combine the company with its portfolio holding Edelman Financial. For this same fund, we also re-engaged with specialty insurer James River Group Holdings after we became confident that their exposure to the ride sharing industry is well understood by management and will return to profitability. In the Mid Cap Fund, we added meaningfully to Everest Re Group as the shares have remained depressed while the company continues to tally up the losses from last year’s hurricanes and wild fires. While the insurance industry’s catastrophic loss models may be playing some catch up with a warming planet, we are confident Everest can adjust its pricing of risk soon enough if catastrophic losses are in fact headed higher on a more permanent basis.

Health Care

Spending substantially more money on health care than other developed countries on a per capita basis and realizing lesser outcomes is an unsustainable trend for the U.S. Accordingly, we remain focused on owning health care companies for both funds that can produce high value products or services which meaningfully improve outcomes and/or reduce costs.

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

For the Small Company Fund, we re-established a position in Avanos Medical (formerly known as Halyard Health) shortly after the company announced its intent to sell their low margin and problematic Surgical & Infection Prevention business (gloves and gowns) to Owens & Minor. We are further encouraged to return to this company given a new CEO, successful integration of the CORPAK acquisition (feeding tubes), and a strong outlook for their COOLiEF technology which utilizes cooled radio-frequency ablation to provide relief from chronic pain. This technology, along with the ON-Q lidocaine pump, provides viable pain management alternatives to opioids. As the Small Company Fund is bumping up against the sector weight guideline maximum of 25%, we will continue to focus your capital on our highest conviction ideas. Therefore, we eliminated the position in Syneos Health. Although classified as a commercial services business, the process of high grading the health care sector also led the team to eliminate Healthcare Services Group. Even though these two holdings were eliminated at small losses, we are reluctant to classify either as a mistake. We simply see better reward to risk ratios presented by other holdings.

New positions were started Bio-Techne and West Pharmaceutical Services for the Mid Cap Fund. Bio-Techne produces instruments and consumables for the life sciences and clinical diagnostic industries. After making several acquisitions in recent years, the company’s sales growth has accelerated as the business is exposed to several important new technologies/processes used for clinical purposes and/or research. Margins also should expand over the next several years. West is a former holding that manufactures packaging and delivery systems for injectable drugs and should benefit from the continued growth of biotechnology and biosimilar drugs as well as contract manufacturing opportunities related to drug delivery, particularly surrounding diabetes. The company is in the early days of a shift from standard to high value products. Evidence also is emerging that the company’s R&D spending is starting to yield returns. As West brought on new manufacturing capacity last year, the company saw its customers de-stock inventory. As this trend continued into 2018, first quarter earnings disappointed investors which provided us with a reasonable discount to re-initiate a position. With STERIS trading in close proximity to our estimate of Fair Value and a concern that Fortive will make Johnson & Johnson’s Advanced Surgical Products business a more formidable competitor a year or so after the acquisition is closed, we eliminated the position.

Final Thoughts

No doubt the sharp year over year increase in oil and gasoline prices and growing trade-related friction present very real tangible and psychological threats to the global economic expansion. The Federal Reserve’s monetary policy might also prove to be more restrictive than the consensus now believes, and we are cognizant of the wisdom found in the refrain “don’t fight the Fed.” Meanwhile, the strong U.S. Dollar presents a growing threat to the Dollar

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

denominated liabilities throughout emerging markets and to a lesser extent the competitiveness and earnings of American exporters. While your two funds have more exposure to exporters than their respective benchmarks, they also have less exposure to the building cyclical labor cost pressures. High overall debt levels and challenging demographics for much of the world suggest to us that the greater and more consequential investment risks remain skewed toward the potential for secular deflation than any cyclical inflationary impulse. Because we are unable to make confident long-term predictions about the risks outlined above; we do not plan to make any meaningful changes to the overall posture of either fund. Instead of trying to maneuver around monetary policy and other near-term cyclical pressures, which we appreciate are an asset allocators dilemma, our focus remains on owning stakes in well-managed small and midcap businesses that can produce very reliable (not highly cyclical) long-duration cash flow streams that will likely grow faster than the overall economy.

As always, we remain inspired by and grateful for the privilege to manage a portion of your wealth. Importantly, we also appreciate the vast majority of executives and board members at your funds’ holdings who do a terrific job of allocating capital and building their shareholders’ wealth. We will do our best not to undermine their good work while we seek to add value by managing the funds’ valuation risk. At the same time, please know that we will not hesitate to engage with management in a constructive manner if we believe they need to hear another point of view or if they ask us to approve unreasonable compensation or incentives.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

During the 12-month period ending July 31, 2018, Champlain’s Emerging Markets strategy returned +8.25% net of fees and its benchmark, the MSCI Emerging Markets index returned +4.36% during the same period.

				Since Fund’s Inception†
	6 months	1-year	3-year	Cumulative*	Annualized
CIPDX	-8.14%	8.25%	7.28%	3.45%	0.87%
MSCI Emerging Markets Index	-11.94%	4.36%	8.94%	8.76%	2.18%

†	Champlain Emerging Markets Fund inception date: 09/08/14

*	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Outperformance during the review period was driven by strong stock selection in the technology, consumer, financial, and healthcare sectors, while the strategy’s industrials and materials holdings and its lack of exposure to energy were headwinds to relative performance. The portfolio’s two biggest country weights – China and India – were also the two largest sources of positive relative return, while Taiwan and Russia were the two largest detractors. To a lesser degree, the strategy’s relative performance was also aided by our underweight positioning in some of the worst-performing EM countries: Turkey, Brazil, and Indonesia. All of these countries have current account deficits with economies that are susceptible to adverse economic shocks, especially when the U.S. Dollar strengthens suddenly, as it did toward the end of the review period.

After a strong second half of 2017 for emerging markets equities, volatility returned during the first half of 2018. The cyclical tailwinds of 2017 – low interest rates, manageable inflation, generally loose monetary policy, and synchronized global growth – have all stagnated if not reversed course entirely, resulting in general equity weakness in emerging markets, especially most recently. Amid this challenging macroeconomic backdrop, the strategy’s relative outperformance was largely due to our focus on owning high-quality businesses, which tend to prove more durable in periods of cyclical weakness or general market turbulence.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

In addition to the durability a high-quality portfolio provides in volatile environments, it may also result in a premium valuation and a higher growth and returns profile compared to the benchmark. Much of this disparity can be attributed to our avoidance of companies with high state-ownership or poor corporate governance – both of which drive valuation multiples lower – and instead a preference for companies growing faster and more profitably. Our portfolio compounded book value 50% faster than the benchmark while still generating higher returns on equity and invested capital.

However, despite this valuation premium, we believe there still remains a meaningful valuation discount; indeed, our estimate of the weighted average discount to Fair Value for the Fund is nearly 20%. As long-term investors, we find this a healthy margin of safety and a great opportunity for our long-term investment horizon.

Technology

Led by strong relative returns of existing holdings Baidu and Alibaba in China and MercadoLibre in Latin America, the strategy’s technology holdings outperformed the benchmark during the review period. Despite the near-term earnings slowdown, we remain encouraged by the long-term favorable trends we see in our Chinese technology companies and consequently took advantage of price weakness to add modestly to several positions including Baidu and Alibaba, as well as Naver in South Korea. We also started a new position in iQIYI, which was spun off from Baidu, and is China’s largest video streaming company with a subscriber base that is currently about half the size of Netflix, but with a much larger potentially addressable domestic market. Like our other Chinese technology holdings, iQIYI has multiple paths of growth including increasing its subscriber base as more Chinese consumers adopt video streaming services as a primary form of entertainment. As its customer base grows, iQIYI will benefit from powerful network effects including high margin advertising revenue, which factors into our Fair Value estimate.

Although our preference for low obsolescence risk generally steers us toward software and services and away from hardware, we will consider businesses that are either problem-solvers that dominate a market niche, or those with both scale and adequate diversification.

As the world’s largest foundry, Taiwan Semiconductor has scale and cost advantage benefits that insulate it from large swings in profitability. Despite short-term challenges including softening demand due to weaker handset sales and slowing orders from cryptocurrency customers, our long-term investment thesis remains unchanged and, although already the strategy’s largest hardware weight, we are looking to add to the position on further price weakness.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

We also prefer test and measurement businesses since they tend to have highly diversified end-markets, are not dependent on a single technology, and are becoming “harder to make” as form factors become more complex. Revenues also tend to be operating expenses for customers rather than capital expenditures, meaning there tends to be less volatility of revenue and earnings. Consequently, these businesses tend to generate sustainably higher returns on capital while exhibiting more stability in financial results.

Existing South Korean holding Koh Young was a strong relative performer during the period as management deftly expanded its core vision technology into complementary growth segments. We also started a new position in Chroma ATE, a Taiwanese developer of customized test and automation solutions used across a wide variety of electronic product manufacturers. Chroma is technology-agnostic and is well positioned to benefit from several long-term trends including electric vehicle development in China. We eliminated our position in Indian holding Vakrangee during the period after corporate governance and capital allocation concerns came to light earlier this year. We had reduced our exposure meaningfully during the second half of 2017 and exited the remaining position in early 2018.

Elsewhere in the sector, supply shortages in DRAM chips, semi-conductor wafers, and multi-layer ceramic chip capacitors are driving strong pricing trends that are benefitting the hardware industry. However, we remain skeptical of this segment of the industry and believe the current high margins and returns of many companies supplying these hardware components are temporary and will likely normalize as new supply eventually comes to market.

While our nuanced approached to hardware was a tailwind to relative performance during the review period, our lack of exposure to IT services was a headwind as IT service companies benefitted from a cyclical uptick in demand from U.S. customers. We have no exposure to IT services as we continue to believe that pricing pressure on the legacy IT service businesses will likely offset benefits from expanding digital businesses.

Consumer

The strategy’s consumer holdings delivered positive relative performance during the review period, with the most notable impact coming from our Indian holdings, which thrived after the implementation of the nationwide Goods and Services Tax in July 2017.

Historically India’s traditional, cash-based businesses have had a cost structure advantage due to their lower tax burden and a state-specific tax code that complicated cross-border commerce. With the new tax structure levelling the tax burden, modern companies have, and will continue to, gain share from their traditional counterparts by leveraging their existing scale and operating infrastructure. This, paired with the added efficiencies of a supply chain

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

now unencumbered by interstate tax implications, means lower prices and more variety for Indian consumers. Since our process also prefers consumer businesses that offer differentiated products by catering to customers’ specific needs, the strategy benefited notably from these macro tailwinds; our consumer staples names – Britannia, Dabur, and Godrej – all have reported several quarters of strong earnings.

In China and Hong Kong our investment process continues to steer us toward more durable franchises. Most notably, Shenzhou International was a large contributor to relative performance as the business continues to gain market share due to its vertically-integrated business model. Despite what might appear to be an easy model to replicate, the intangibles – namely management’s operational know-how and trust with its long-standing customers – are important assets that take years to develop. We also reinitiated a position in JD.com, China’s second-largest e-commerce business. We had previously exited JD in early 2016 when it was facing a growing list of challenges due to its capital-intensive business model and limited visibility into generating free cash flow. At the time Alibaba was also expanding its moat by investing in its cloud, entertainment, and payments businesses. However JD responded by more formally expanding its partnership with Tencent, which we see as beneficial to both companies, and more importantly turned free cash flow positive earlier than we had anticipated after divesting its financial business. Since we see room for them to further expand free cash flow margins over the next several years, we reinitiated a position in the first quarter of 2018.

We also started a modest position in China Literature, a spin out of existing Chinese holding Tencent. China Literature is an online platform that offers educational and entertainment content in auditory format, similar to Amazon Audible and Apple Podcast in the U.S. Not only can users listen to popular books and a wide variety of podcasts since China Literature owns the content it can monetize the IP by licensing it to production companies who adapt the literature into games, TV shows, anime, or movies. This content licensing business is still a small portion of revenue and earnings, but we see a long runway of growth as content becomes more valuable in China.

Detractors in the review period were Ambev (Brazil), Vietnam Dairy (Vietnam), Cuervo (Mexico), and Despegar.com (Argentina). While Ambev and Vietnam Dairy both traded down similar to their respective country benchmarks, a reflection of weak consumer sentiment, we are looking to take advantage of price weakness to add to both. Cuervo, however, experienced company-specific issues that we had not anticipated – namely the departure of two high-level executives in the second quarter of 2018 suggests ongoing fundamental challenges that may persist well into the future. As a result, we exited the position. We also exited our position in Despegar.com, a Latin-American online travel agency, as we are in the

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

process of high-grading the consumer sector and the team sees better risk/reward ratios with other holdings. Other sources of cash during the review period were the sale of LG Household and Health (South Korea) and Universal Robina (Philippines). We exited LG Household and Health as shares approached our estimate of Fair Value and exited Universal Robina on continued fundamental weakness associated with the domestic coffee business.

Financials

The strategy’s positioning in the financial sector was a large source of positive relative return during the review period and was our largest contributor to performance in the last six months. We continue to avoid state-owned banks because of our view that incentives are often misaligned with minority shareholders and we have little transparency into the underwriting process. Since management teams are usually appointed by the government, have little at stake personally, and are often reassigned to other government positions when assets sour, this leaves little recourse for minority shareholders. Consequently, we focus on the more profitable and efficiently-managed private banks despite valuation multiples that are typically higher than their state-owned counterparts. Credicorp (Peru) and HDFC Bank (India) were large contributors to relative performance during the review period and the strategy also benefited from avoiding the state banks in China, Brazil, and India. We also started a new position in Banco de Bajio, a regional bank in Mexico with a focus on small-and mid-sized corporate clients – market segments that are vastly under-penetrated in Mexico especially relative to other Latin America countries. Bajio has exceptionally high asset quality and a low cost of funds, which supports its high returns on equity. We elected to exit Mexican bank Regional SAB de CV during the period as it reached our Fair Value estimate and we preferred to put that capital work in the new Bajio position.

We also continue to find value in non-bank financials, especially those with diversified business models that provide multiple avenues of growth. During the review period we started a new position in Bajaj Finance (India), a company that started as the captive finance arm of the motorcycle business of the Bajaj Group. The company has since diversified across multiple consumer segments, expanding its unrivaled consumer lending business into complementary segments such as housing finance. We especially appreciate management’s focus on leveraging technology to further extend its competitive advantages in durable goods lending and solidify its already wide moat. We also initiated a modest position in Noah Holdings, China’s largest independent wealth management business. Because of its independence, Noah’s asset management division offers domestic investors access to its world-class partner firms such as Blackstone, KKR, and Sequoia. The recurring revenue generated by this segment is more predictable and less volatile than its transaction-oriented

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

businesses. Noah is also pursuing additional growth by offering complementary and highly profitable services such as tax and estate planning.

We also initiated a new position in Discovery (South Africa), a unique life and health insurance company with an innovative program called Vitality. As an insurance company, Discovery’s profitability is optimized when the costs of claims are reduced; if this improvement in profitability is then shared with customers, a powerful self-reinforcing feedback loop creates a business that can generate excess returns sustainably. Discovery’s Vitality wellness program is creating exactly that dynamic by successfully encouraging behavioral changes that lead to a healthier lifestyle and rewarding customers with financial incentives and rebates along the way. Moreover, the Vitality program has enabled Discovery to expand globally through licensing and joint venture agreements of the program with top-tier partners without the need for costly investments. Although we put a conservative value on the Vitality licensing business, we do see long-term upside from this and other extensions of the program.

Industrials and Materials

The strategy’s industrial and materials holdings were headwinds to performance during the period. Share prices of International Flavors and Fragrances (IFF), a specialty chemical producer of key sensory ingredients used in foods and cosmetics, weakened following the announcement of IFF’s acquisition of Frutarom, a food ingredient business with an emphasis on naturally-sourced compounds. The flavor and fragrance industry is well-understood and attractive due to consistent revenue, high returns, and rational competition. We believe the addition of Frutarom’s naturals portfolio gives IFF’s core business a necessary enhancement that will allow growth rates above the mid-single digit level. While we view the purchase multiple as elevated, we believe the acquisition will be accretive over the longer term. When the acquisition is viewed from this lens, we trust management’s judgement and will look to add to our position upon evidence that the company is executing on its plan.

During the review period we exited PI Industries (India), a value-added manufacturer of agricultural chemicals, whose outlook is more challenging than we previously anticipated. We put that capital to work by initiating a position in Shenzhen Inovance Technology (China), an industrial business that manufactures motion control product geared toward robotics, electric vehicles, and industrial automation. As China shifts from low cost labor manufacturing to low cost manufacturing, we like the company’s dominant, domestically-oriented market position selling automation parts and believe it is poised to generate sustainably high margins and returns given the country’s focus on establishing its economic independence in the coming years.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Healthcare

Health care remains a small weight in the overall strategy but was a positive contributor to relative performance this review period. Wuxi Biologics, China’s largest biologic medicine manufacturer, was a strong relative performer as the company continues to execute its growth strategy of adding both new front-end research service customers and back-end manufacturing capacity. As shares approached our Fair Value estimate we used price strength to trim the position, but our longer-term opinion remains favorable and we continue to hold a position with an eye toward adding during periods of price volatility. Additionally, we started a modest position in Syngene International (India), which we also hold in our small cap strategy. Syngene is a contract research and manufacturing service provider that counts many of the largest global pharma and biotech companies as clients. As its customers face price pressure and rising R&D costs, outsourcing is often the best option to convert fixed costs into variable costs allowing them more financial flexibility to focus on the core competencies of life science research. Syngene’s recent capacity addition of biologic manufacturing combined with its vertical integration from drug discovery to manufacturing continues to support our thesis regarding their long-term growth potential.

Final Thoughts

Due to a confluence of headwinds – including higher inflation, China’s deleveraging effort, and trade friction – the synchronized global growth that sustained equities and company earnings for much of 2017 is waning. A strong U.S. Dollar relative to local currencies is manifesting itself through unwanted inflation, especially in countries with current account deficits like Turkey and Brazil. Rising oil prices are also clearly a headwind to those countries that import oil or subsidize consumer prices but are a tailwind to those oil exporting emerging market countries, most notably Russia. The deleveraging effort in China has had short-term negative consequences for revenue and earnings growth of many public Chinese companies, however by defusing financial risks now, we believe the government is creating a more durable and balanced economy with fewer systemic risks. And although the trade war with China has centered on raw materials such as steel, aluminum, soybeans and autos, we suspect the underlying motivation is the White House’s anxiety regarding China’s rapidly improving technological progress. The “commanding heights” of the global economy is no longer gained through military superiority or abundant natural resources, but instead through technological capability; China continues to gain ground on the U.S. in this domain.

The strategy’s investment process is not intended to forecast currency movements, benefit from a changing political landscape, or predict winners and losers from trade wars. Instead, we focus on the consistent execution of an investment process designed to steer us toward highly durable businesses that are less cyclical, have strong balance sheets, and dependable

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

growth and consequently provide a buffer during market volatility. Because we typically find these characteristics in companies that are domestically-oriented or with diverse end-markets, it mitigates our exposure to trade wars. While a steeper economic slowdown exacerbated by long-term trade wars will no doubt impact the strategy’s short-term performance, we remain vigilant and ready to use any market volatility as an opportunity to improve the overall quality and consistency of the growth and return profile of the portfolio.

We are grateful for the privilege to manage a portion of your portfolio.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Standard Deviation is a measure of the dispersion of a set of data from its mean. It is calculated as the square root of variance by determining the variation between each data point relative to the mean.

Economic Value Added (EVA) is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit, and it attempts to capture the true economic profit of a company.

Earnings Before Interest Tax Depreciation and Amortization (EBITDA) is a measure of a company’s operating performance to evaluate without having to factor in financing decisions, accounting decisions or tax environments.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2018
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on November 30, 2004.
†

The Fund’s Institutional Shares commenced operations on August 31, 2016. The performance information provided in the graph for periods prior to August 31, 2016 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 17.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2018
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†

The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 17.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2018
(Unaudited)

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on September 8, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 17.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2018
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Integra LifeSciences Holdings	3.09%
Welbilt	2.73%
Sensient Technologies	2.48%
Ritchie Bros. Auctioneers	2.47%
John Wiley & Sons, Cl A	2.38%
John Bean Technologies	2.31%
Blackbaud	2.28%
H.B. Fuller	2.21%
Woodward	2.15%
New Relic	2.15%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2018
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

AptarGroup	3.08%
Integra LifeSciences Holdings	2.89%
Red Hat	2.77%
Everest Re Group	2.73%
Nordson	2.63%
Hormel Foods	2.60%
Splunk	2.58%
Northern Trust	2.54%
Waters	2.47%
Arthur J Gallagher	2.39%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2018
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Alibaba Group Holding ADR	5.96%
Tencent Holdings	4.80%
AIA Group	3.75%
Taiwan Semiconductor Manufacturing	3.66%
Housing Development Finance	3.51%
Unilever ADR	3.42%
Baidu ADR	3.04%
Heineken	3.01%
Safaricom PLC	2.96%
Clicks Group	2.57%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JULY 31, 2018
(Unaudited)

COUNTRY ALLOCATION **

China	35.77%
India	17.04%
Taiwan	6.65%
Netherlands	6.42%
South Korea	6.29%
United States	5.16%
South Africa	4.78%
Brazil	3.35%
Mexico	3.20%
Kenya	2.95%
Vietnam	2.06%
Argentina	1.86%
Peru	1.77%
Thailand	1.43%
Spain	1.27%

**Percentages are based on total investments.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2018

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.5%
	Shares	Value
CONSUMER DISCRETIONARY — 7.9%
El Pollo Loco Holdings *	520,000	$6,032,000
Helen of Troy *	320,000	36,656,000
Hibbett Sports *	285,395	6,549,815
John Wiley & Sons, Cl A	685,500	43,289,325
Papa John’s International	280,600	11,773,976
Sally Beauty Holdings *	736,200	12,139,938
Wolverine World Wide	750,000	26,535,000

		142,976,054

CONSUMER STAPLES — 7.8%
B&G Foods	1,015,000	31,871,000
Boston Beer, Cl A *	55,000	15,122,250
elf Beauty *	1,250,000	18,050,000
Hostess Brands, Cl A *	1,765,000	24,727,650
J&J Snack Foods	60,000	8,697,600
Simply Good Foods *	1,025,000	17,097,000
TreeHouse Foods *	535,000	25,407,150

		140,972,650

FINANCIALS — 14.8%
Argo Group International Holdings	600,000	37,530,000
Bryn Mawr Bank	330,000	16,120,500
Community Bank System	360,000	22,770,000
CVB Financial	900,000	21,528,000
First Financial Bankshares	235,000	13,301,000

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
German American Bancorp	425,000	$15,572,000
Independent Bank	250,000	22,100,000
James River Group Holdings	205,000	8,484,950
Navigators Group	510,000	30,778,500
Prosperity Bancshares	305,000	21,395,750
Stock Yards Bancorp	310,000	11,826,500
UMB Financial	415,000	29,834,350
Washington Trust Bancorp	297,900	17,412,255

		268,653,805

HEALTH CARE — 24.5%
Avanos Medical *	550,000	30,360,000
Cantel Medical	80,000	7,416,800
Cardiovascular Systems *	925,000	35,085,250
Catalent *	625,000	26,062,500
CONMED	524,400	38,805,600
HealthEquity *	125,000	9,437,500
ICU Medical *	50,000	14,340,000
Insulet *	375,000	31,185,000
Integra LifeSciences Holdings *	900,000	56,097,000
Masimo *	110,000	10,936,200
Medidata Solutions *	390,000	28,980,900
NuVasive *	620,000	35,991,000
Omnicell *	465,000	27,667,500
Penumbra *	151,000	21,479,750
Prestige Brands Holdings *	715,000	25,546,950
Supernus Pharmaceuticals *	505,000	26,739,750
Teladoc *	300,000	17,955,000

		444,086,700

INDUSTRIALS — 15.2%
Actuant, Cl A	283,300	8,088,215
John Bean Technologies	380,000	42,028,000
Lydall *	500,000	23,200,000
MSA Safety	258,700	26,097,656
Ritchie Bros. Auctioneers	1,348,400	44,861,268
Standex International	252,975	26,220,859

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
TriMas *	590,800	$17,487,680
Welbilt *	2,180,000	49,704,000
Woodward	470,000	39,108,700

		276,796,378

INFORMATION TECHNOLOGY — 16.1%
Blackbaud	415,000	41,421,150
Guidewire Software *	230,000	19,826,000
LogMeIn	310,415	25,159,136
MINDBODY, Cl A *	275,000	10,271,250
New Relic *	400,000	39,080,000
Okta, Cl A *	601,100	29,844,615
Pure Storage, Cl A *	1,750,000	37,905,000
Q2 Holdings *	300,000	17,745,000
Qualys *	365,000	31,791,500
Talend ADR *	355,000	20,998,250
Yext *	834,000	17,630,760

		291,672,661

MATERIALS — 6.2%
Chase	26,500	3,272,750
H.B. Fuller	710,000	40,242,800
Innospec	305,000	24,689,750
Sensient Technologies	650,000	45,084,000

		113,289,300

TOTAL COMMON STOCK (Cost $1,158,897,132)		1,678,447,548

CASH EQUIVALENTS — 7.7%**
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 1.780%	52,312,808	52,312,808
Fidelity Treasury Portfolio, Cl I, 1.770%	87,222,413	87,222,413

TOTAL CASH EQUIVALENTS (Cost $139,535,221)		139,535,221

TOTAL INVESTMENTS — 100.2% (Cost $1,298,432,353)		$1,817,982,769

The accompanying notes are an integral part of the financial statements.

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JULY 31, 2018

Percentages are based on Net Assets of $1,814,780,441.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2018.
ADR — American Depositary Receipt
Cl — Class

As of July 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the year ended July 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2018

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.6%
	Shares	Value
CONSUMER DISCRETIONARY — 8.2%
Advance Auto Parts	310,000	$43,781,300
John Wiley & Sons, Cl A	645,000	40,731,750
Sally Beauty Holdings *	1,715,800	28,293,542
Tractor Supply	600,000	46,824,000
Ulta Beauty *	180,000	43,990,200

		203,620,792

CONSUMER STAPLES — 12.2%
Campbell Soup	710,000	29,039,000
Flowers Foods	2,670,000	54,468,000
Hormel Foods	1,790,000	64,386,300
JM Smucker	335,000	37,225,200
McCormick	345,000	40,551,300
Molson Coors Brewing, Cl B	640,000	42,880,000
TreeHouse Foods *	720,000	34,192,800

		302,742,600

FINANCIALS — 12.8%
Arthur J Gallagher	830,000	59,220,500
Commerce Bancshares	415,000	27,722,000
Cullen/Frost Bankers	340,000	37,566,600
Everest Re Group	310,000	67,688,500
Morningstar	105,000	13,860,000
Northern Trust	575,000	62,801,500
Prosperity Bancshares	430,000	30,164,500

The accompanying notes are an integral part of the financial statements.

29	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
FINANCIALS — continued
SVB Financial Group *	55,000	$16,933,400

		315,957,000

HEALTH CARE — 21.8%
Bio-Techne	230,000	36,947,200
Catalent *	880,000	36,696,000
Cooper	170,000	44,285,000
DENTSPLY SIRONA	945,000	45,463,950
Edwards Lifesciences *	255,000	36,324,750
Henry Schein *	336,300	26,705,583
Integra LifeSciences Holdings *	1,150,000	71,679,500
Laboratory Corporation of America Holdings *	260,000	45,588,400
Masimo *	160,000	15,907,200
Medidata Solutions *	360,000	26,751,600
NuVasive *	600,000	34,830,000
Veeva Systems, Cl A *	505,000	38,193,150
Waters *	310,000	61,153,700
West Pharmaceutical Services	190,000	20,833,500

		541,359,533

INDUSTRIALS — 16.1%
AMETEK	575,000	44,735,000
Fortive	325,000	26,676,000
Gates Industrial PLC *	2,020,000	31,451,400
IDEX	165,000	25,340,700
Nordson	485,000	65,043,350
Ritchie Bros. Auctioneers	1,302,200	43,324,194
Rockwell Automation	235,000	44,076,600
Stericycle *	555,000	38,772,300
Verisk Analytics *	425,000	47,013,500
Westinghouse Air Brake Technologies	300,000	33,096,000

		399,529,044

INFORMATION TECHNOLOGY — 19.7%
Akamai Technologies *	155,000	11,665,300
ANSYS *	155,800	26,311,504
Blackbaud	400,000	39,924,000

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
INFORMATION TECHNOLOGY — continued
Guidewire Software *	340,000	$29,308,000
LogMeIn	275,000	22,288,750
Okta, Cl A *	570,000	28,300,500
Palo Alto Networks *	290,000	57,495,400
Pure Storage, Cl A *	1,000,000	21,660,000
Red Hat *	485,000	68,496,550
Splunk *	665,000	63,906,500
Synopsys *	325,000	29,064,750
Tableau Software, Cl A *	335,000	34,528,450
Workday, Cl A *	440,000	54,568,800

		487,518,504

MATERIALS — 5.8%
AptarGroup	745,000	76,310,350
International Flavors & Fragrances	300,000	39,828,000
Valvoline	1,215,000	27,446,850

		143,585,200

TOTAL COMMON STOCK (Cost $1,983,561,000)		2,394,312,673

CASH EQUIVALENTS — 3.3%**
Fidelity Investments - Money Market Treasury Only Portfolio, Cl I, 1.780%	20,423,724	20,423,724
Fidelity Treasury Portfolio, Cl I, 1.770%	61,501,464	61,501,464

TOTAL CASH EQUIVALENTS (Cost $81,925,188)		81,925,188

TOTAL INVESTMENTS — 99.9% (Cost $2,065,486,188)		$2,476,237,861

Percentages are based on Net Assets of $2,479,511,354.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2018.

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2018

Cl — Class
PLC — Public Limited Company

As of July 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the year ended July 31, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statement.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2018

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.9%
	Shares	Value
ARGENTINA — 1.8%
MercadoLibre	210	$72,011

BRAZIL — 3.3%
Ambev ADR	11,200	57,568
Itau Unibanco Holding ADR	6,000	71,940

		129,508

CHINA — 35.2%
AIA Group	16,600	144,906
Alibaba Group Holding ADR *	1,230	230,293
Baidu ADR *	475	117,411
China Literature*	5,000	41,830
Ctrip.com International ADR *	2,000	82,300
iQIYI ADR *	1,800	57,636
JD.com ADR *	2,240	80,326
Noah Holdings ADR *	800	40,848
Shenzhen Inovance Technology, Cl A	17,000	66,466
Shenzhou International Group Holdings	6,400	78,500
Tencent Holdings	4,100	185,586
Techtronic Industries	10,000	55,689
Wuxi Biologics Cayman*	6,500	66,100
Xiabuxiabu Catering Management China Holdings	32,190	69,490
Yum China Holdings	1,855	66,928

		1,384,309

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
INDIA — 16.8%
Bajaj Finance	2,370	$93,226
Britannia Industries	700	66,771
Dabur India	8,700	53,473
Godrej Consumer Products	4,800	92,162
HDFC Bank	3,000	95,332
Housing Development Finance	4,665	135,682
Maruti Suzuki India	490	68,018
Syngene International	6,305	54,748

		659,412

KENYA — 2.9%
Safaricom PLC	410,000	114,286

MEXICO — 3.2%
Banco del Bajio	25,555	60,453
Gruma, Cl B	4,900	63,263

		123,716

NETHERLANDS — 6.3%
Heineken	1,150	116,445
Unilever ADR	2,300	132,158

		248,603

PERU — 1.8%
Credicorp	300	68,631

SOUTH AFRICA — 4.7%
Clicks Group	6,740	99,443
Discovery	6,595	85,592

		185,035

SOUTH KOREA — 6.2%
Amorepacific	300	71,738
Koh Young Technology	910	88,670
NAVER	130	83,207

		243,615

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2018

COMMON STOCK — continued
	Shares	Value
SPAIN — 1.3%
Prosegur Cash	18,300	$49,248

TAIWAN — 6.5%
Chroma ATE	10,000	56,347
Gourmet Master	6,619	59,565
Taiwan Semiconductor Manufacturing	17,600	141,426

		257,338

THAILAND — 1.4%
Thai Beverage	99,000	55,271

UNITED STATES — 1.5%
International Flavors & Fragrances	440	58,414

VIETNAM — 2.0%
Vietnam Dairy Products JSC	11,040	79,755

TOTAL COMMON STOCK (Cost $2,848,912)		3,729,152

CASH EQUIVALENT — 3.6%**
Fidelity Treasury Portfolio, Cl I, 1.770% (Cost $141,366)	141,366	141,366

TOTAL INVESTMENTS — 98.5% (Cost $2,990,278)		$3,870,518

Percentages are based on Net Assets of $3,930,565.
* Non-income producing security.
** Rate reported is the 7-day effective yield as of July 31, 2018.
ADR — American Depositary Receipt
Cl — Class
PLC — Public Limited Company
JSC — Joint Stock Company

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JULY 31, 2018

As of July 31, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the year ended July 31, 2018, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities. For the year ended July 31, 2018, there were no Level 3 securities.
For more information on valuation inputs, see Note 2 in the Notes to Financials.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,298,432,353, $2,065,486,188 and $2,990,278, respectively)	$1,817,982,769	$2,476,237,861	$3,870,518
Foreign Currency, at Value (Cost $— , $— and $16,903, respectively)	—	—	16,551
Receivable for Capital Shares Sold	2,645,819	6,105,747	—
Receivable for Investment Securities Sold	815,044	3,027,708	54,578
Receivable for Dividends	431,365	758,759	2,971
Receivable from Advisor	—	—	5,873
Prepaid Expenses	29,812	39,350	5,693

Total Assets	1,821,904,809	2,486,169,425	3,956,184

Liabilities:
Payable for Investment Securities Purchased	4,242,582	3,158,443	—
Payable due to Investment Adviser	1,320,722	1,479,557	—
Payable for Capital Shares Redeemed	644,419	1,129,837	—
Payable due to Transfer Agent	497,402	415,138	4,974
Payable due to Distributor — Advisor Shares	188,300	151,288	1,937
Payable due to Administrator	98,142	132,308	211
Payable due to Printing Fees	38,008	38,011	2,000
Payable due to Audit Fees	30,240	40,546	2,564
Payable due to Custody Fees	24,761	33,200	3,784
Payable due to Trustees	3,598	4,825	8
Chief Compliance Officer Fees Payable	1,338	1,794	3
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	9,289
Other Accrued Expenses	34,856	73,124	849

Total Liabilities	7,124,368	6,658,071	25,619

Net Assets	$1,814,780,441	$2,479,511,354	$3,930,565

NET ASSETS CONSIST OF:
Paid-in Capital	$1,172,981,041	$1,927,887,669	$3,484,323
Distributions in Excess of Net Investment Income	(3)	(1)	(88,499)
Accumulated Net Realized Gain (Loss)	122,248,987	140,872,013	(335,928)
Net Unrealized Appreciation on Investments	519,550,416	410,751,673	880,240
Net Unrealized Depreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	(282)
Accumulated Foreign Capital Gains Tax on Appreciated Securities	—	—	(9,289)

Net Assets	$1,814,780,441	$2,479,511,354	$3,930,565

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

STATEMENTS OF ASSETS AND LIABILITIES — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund

ADVISOR SHARES:
Net Assets	$647,591,795	$667,020,891	$3,930,565
Shares Issued and Outstanding (unlimited authorization — no par value)	28,362,763	35,335,441	387,296
Net Asset Value, Offering and Redemption Price Per Share	$22.83	$18.88	$10.15

INSTITUTIONAL SHARES:
Net Assets	$1,167,188,646	$1,812,490,463	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	50,836,454	94,336,425	N/A
Net Asset Value, Offering and Redemption Price Per Share	$22.96	$19.21	N/A

N/A - Not Applicable

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2018

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$11,587,570	$17,709,211	$52,799
Less: Foreign Taxes Withheld	(161,048)	(131,630)	(3,248)

Total Investment Income	11,426,522	17,577,581	49,551

Expenses
Investment Advisory Fees	12,868,232	14,245,374	38,253
Distribution Fees — Advisor Shares	1,607,559	1,568,359	9,563
Administration Fees	1,012,691	1,283,131	2,458
Trustees’ Fees	15,225	18,967	37
Chief Compliance Officer Fees	4,016	5,048	196
Transfer Agent Fees	2,110,637	1,831,572	29,081
Printing Fees	110,709	178,843	1,887
Registration Fees	108,286	147,375	22,307
Custodian Fees	69,688	88,080	10,695
Professional Fees	60,696	77,340	12,551
Insurance and Other Expenses	105,586	134,020	4,252

Total Expenses	18,073,325	19,578,109	131,280

Recovery of Investment Advisory Fees Previously Waived(1)	197,395	—	—
Less: Advisory Fees Waived	—	—	(38,253)
Reimbursement from Advisor	—	—	(35,623)
Fees Paid Indirectly (2)	(119,444)	(70,834)	(24)

Net Expenses	18,151,276	19,507,275	57,380

Net Investment Loss	(6,724,754)	(1,929,694)	(7,829)

Net Realized Gain on Investments	141,381,961	181,815,607	368,054
Net Realized Loss on Foreign Currency Transactions	—	—	(6,035)

Net Realized Gain	$141,381,961	$181,815,607	$362,019

(1) See Note 5 in Notes to Financial Statements.
(2) See Note 4 in Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2018

STATEMENTS OF OPERATIONS — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Net Change in Unrealized Appreciation (Depreciation) on Investments	$162,322,319	$169,779,868	$(65,386)
Net Change in Unrealized Depreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(292)
Foreign Capital Gains Tax on Appreciated Securities	—	—	(2,610)

Net Change in Unrealized Appreciation (Depreciation)	162,322,319	169,779,868	(68,288)

Net Realized and Unrealized Gain on Investments	303,704,280	351,595,475	293,731

Net Increase in Net Assets Resulting from Operations	$296,979,526	$349,665,781	$285,902

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations:
Net Investment Loss	$(6,724,754)	$(1,160,591)
Net Realized Gain on Investments	141,381,961	178,190,501
Net Change in Unrealized Appreciation on Investments	162,322,319	52,093,086

Net Increase in Net Assets Resulting from Operations	296,979,526	229,122,996

Dividends and Distributions from:
Net Realized Gain:
Advisor Shares	(57,468,436)	(20,437,760)
Institutional Shares	(79,340,703)	(12,400,532)

Total Dividends and Distributions	(136,809,139)	(32,838,292)

Capital Share Transactions(1):
Advisor Shares:
Issued	72,603,026	143,615,950
Reinvestment of Distributions	55,730,008	19,808,717
Redeemed	(230,411,573)	(725,564,430)

Decrease from Advisor Shares Capital Share Transactions	(102,078,539)	(562,139,763)

Institutional Shares:
Issued	426,148,078 (2)	727,200,398
Reinvestment of Distributions	77,270,951	11,951,097
Redeemed	(151,028,478)	(87,315,343)

Increase from Institutional Shares Capital Share Transactions .	352,390,551	651,836,152

Net Increase in Net Assets from Capital Share Transactions	250,312,012	89,696,389

Total Increase in Net Assets	410,482,399	285,981,093

Net Assets:
Beginning of Year	1,404,298,042	1,118,316,949

End of Year (including undistributed (distributions in excess of) net investment income of $(3) and $465,412, respectively)	$1,814,780,441	$1,404,298,042

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Includes issuances as a result of an in-kind transaction, see Note 12 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations:
Net Investment Income (Loss)	$(1,929,694)	$2,230,653
Net Realized Gain on Investments	181,815,607	108,447,099
Net Change in Unrealized Appreciation on Investments	169,779,868	93,888,336

Net Increase in Net Assets Resulting from Operations	349,665,781	204,566,088

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(1,891,391)	(347,274)
Net Realized Gain:
Advisor Shares	(29,164,743)	(27,847,186)
Institutional Shares	(61,280,810)	(22,477,935)

Total Dividends and Distributions	(92,336,944)	(50,672,395)

Capital Share Transactions(1):
Advisor Shares:
Issued	157,928,991	277,650,733
Reinvestment of Distributions	27,182,077	26,523,859
Redeemed	(205,416,806)	(385,690,513)

Decrease from Advisor Shares Capital Share Transactions	(20,305,738)	(81,515,921)

Institutional Shares:
Issued	848,018,149	600,132,945
Reinvestment of Distributions	62,486,641	22,016,600
Redeemed	(216,963,750)	(150,985,708)

Increase from Institutional Shares Capital Share Transactions .	693,541,040	471,163,837

Net Increase in Net Assets from Capital Share Transactions	673,235,302	389,647,916

Total Increase in Net Assets	930,564,139	543,541,609

Net Assets:
Beginning of Year	1,548,947,215	1,005,405,606

End of Year (including undistributed (distributions in excess of) net investment income of $(1) and $1,886,821, respectively)	$2,479,511,354	$1,548,947,215

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations:
Net Investment Loss	$(7,829)	$(330)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	362,019	(17,408)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Translation of Assets and Liabilities Denominated in Foreign Currencies	(68,288)	584,518

Net Increase in Net Assets Resulting from Operations	285,902	566,780

Dividends and Distributions from:
Net Investment Income	(42,880)	(16,207)
Return of Capital	(4,982)	—

Total Dividends and Distributions	(47,862)	(16,207)

Capital Share Transactions(1):
Advisor Shares:
Issued	738,659	447,666
Reinvestment of Distributions	47,862	16,207
Redeemed	(1,381,149)	(168,696)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(594,628)	295,177

Total Increase (Decrease) in Net Assets	(356,588)	845,750

Net Assets:
Beginning of Year	4,287,153	3,441,403

End of Year (including distributions in excess of net investment income $(88,499) and $(66,906), respectively)	$3,930,565	$4,287,153

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Asset Value, Beginning of Year	$20.89	$17.74	$17.08	$16.05	$16.82

Income (Loss) from Operations:
Net Investment Loss(1)	(0.12)	(0.04)	(0.06)	(0.09)	(0.09)
Net Realized and Unrealized Gain on Investments	4.01	3.73	1.14	2.15	1.06

Total from Operations	3.89	3.69	1.08	2.06	0.97

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(1.95)	(0.54)	(0.42)	(1.03)	(1.74)

Total Dividends and Distributions	(1.95)	(0.54)	(0.42)	(1.03)	(1.74)

Net Asset Value, End of Year	$22.83	$20.89	$17.74	$17.08	$16.05

Total Return†	19.94%	20.92% ††	6.68% ††	13.04%	5.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$647,592	$693,776	$1,118,317	$1,510,996	$1,288,252
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.30% (2)	1.31%	1.40%	1.38%	1.36%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.29%	1.33%	1.41%	1.38%	1.36%
Ratio of Net Investment Loss to Average Net Assets	(0.58)%	(0.23)%	(0.36)%	(0.54)%	(0.55)%
Portfolio Turnover Rate	35%	40%	27%	37%	36%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Year or Period	$20.95	$18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	(0.07)	0.03
Net Realized and Unrealized Gain on Investments	4.03	3.10

Total from Operations	3.96	3.13

Dividends and Distributions from:
Net Investment Income	—	—
Net Realized Gains	(1.95)	(0.54)

Total Dividends and Distributions	(1.95)	(0.54)

Net Asset Value, End of Year or Period	$22.96	$20.95

Total Return†	20.23%	17.17%	††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05% (3)	1.05%	*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.04%	1.06%	*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32)%	0.18%	*
Portfolio Turnover Rate	35%	40%	**

(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amount calculated using average shares.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total return for the period indicated has not been annualized.
*	Annualized.
**	Portfolio turnover rate is for the period indicated and has not been annualized.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Asset Value, Beginning of Year	$16.65	$14.85	$14.89	$14.92	$14.29

Income (Loss) from Operations:
Net Investment Loss(1)	(0.05)	—	—	(0.01)	(0.03)
Net Realized and Unrealized Gain on Investments	3.13	2.44	1.06	1.54	1.90

Total from Operations	3.08	2.44	1.06	1.53	1.87

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(0.85)	(0.64)	(1.10)	(1.56)	(1.24)

Total Dividends and Distributions	(0.85)	(0.64)	(1.10)	(1.56)	(1.24)

Net Asset Value, End of Year	$18.88	$16.65	$14.85	$14.89	$14.92

Total Return†	18.98%	16.85%	8.22%	10.65%	13.65%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$667,021	$609,025	$614,998	$526,649	$568,782
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.15%	1.17%	1.28%	1.29% (2)	1.30% (2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.15%	1.17%	1.28%	1.28%	1.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%	0.02%	0.03%	(0.09)%	(0.21)%
Portfolio Turnover Rate	33%	33%	40%	46%	52%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Institutional Shares
	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014
Net Asset Value, Beginning of Year	$16.92	$15.05	$15.07	$15.05	$14.37

Income (Loss) from Operations:
Net Investment Income(1)	—	0.05	0.04	0.02	0.01
Net Realized and Unrealized Gain on Investments	3.17	2.47	1.06	1.56	1.91

Total from Operations	3.17	2.52	1.10	1.58	1.92

Dividends and Distributions from:
Net Investment Income	(0.03)	(0.01)	(0.02)	—	—
Net Realized Gains	(0.85)	(0.64)	(1.10)	(1.56)	(1.24)

Total Dividends and Distributions	(0.88)	(0.65)	(1.12)	(1.56)	(1.24)

Net Asset Value, End of Year	$19.21	$16.92	$15.05	$15.07	$15.05

Total Return†	19.20%	17.17%	8.45%	10.91%	13.94%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,812,490	$939,922	$390,408	$152,537	$129,515
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.90%	0.93%	1.03%	1.04% (2)	1.05% (2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.90%	0.93%	1.03%	1.03%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02)%	0.33%	0.26%	0.16%	0.04%
Portfolio Turnover Rate	33%	33%	40%	46%	52%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares
	Year Ended July 31, 2018	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)		Year Ended July 31, 2015(1)	Period Ended September 30, 2014(3)
Net Asset Value, Beginning of Year or Period	$9.50	$8.29	$7.36		$9.79	$10.00

Income from Operations:
Net Investment Loss(4)	(0.02)	—	—		(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.81	1.25	0.93		(2.35)	(0.20)

Total from Operations	0.79	1.25	0.93		(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.04)	—		(0.01)	—
Return of Capital	(0.01)	—	—		—	—

Total Dividends and Distributions .	(0.14)	(0.04)	—		(0.01)	—

Net Asset Value, End of Year or Period	$10.15	$9.50	$8.29		$7.36	$9.79

Total Return†	8.25%	15.16%	12.64%	††	(24.75)%	(2.10)%	††

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$3,931	$4,287	$3,441		$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.50%	1.51%	1.63%	*	1.85%	1.85%	*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.43%	4.04%	6.86%	*	14.00%	34.14%	*
Ratio of Net Investment Loss to Average Net Assets	(0.20)%	(0.01)%	(0.07)%	*	(0.79)%	(1.82)%	*
Portfolio Turnover Rate	35%	37%	66%	††	104%	0%	††

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amount calculated using average shares.
*	Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty funds. The financial statements herein are those of the Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Champlain Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Champlain Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Champlain Mid Cap Fund invests primarily (at least 80% of it’s net assets) in medium-sized companies with market capitalization of less than $15 billion and the Champlain Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Champlain Small Company Fund and the Champlain Mid Cap Fund offer Institutional Shares, which commenced operations on August 31, 2016 and January 3, 2011, respectively. The Champlain Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Champlain Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Champlain Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Champlain Emerging Markets Fund changed its fiscal year end to July 31.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2018, there were no fair valued securities held by the Funds.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), of the Fund

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Champlain Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended July 31, 2018, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2018, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2018, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $1,012,691, $1,283,131, and $2,458 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2018, the Small Company Fund earned credits of $119,444, the Mid Cap Fund earned credits of $70,834, and the Emerging Markets Fund earned credits of $24 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million(1)
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million(2)
Emerging Markets Fund	1.00% on the first $250 million in assets; 0.85% on assets over $250 million(3)

(1) Prior to September 1, 2016, the management fee for the Small Company Fund was 0.90% of the Fund’s average daily net assets.

(2) Prior to September 1, 2016, the management fee for the Mid Cap Fund was 0.80% of the Fund’s average daily net assets.

(3) Prior to September 1, 2016, the management fee for the Emerging Markets Fund was 1.10% of the Fund’s average daily net assets.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund - Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, and Emerging Markets Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95% and 1.50% of the Funds’ respective average daily net assets through November 30, 2018. Prior to September 1, 2016, the Adviser contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Emerging Markets Fund – Advisor Shares to 1.40%, 1.30%, 1.05%, and 1.60%, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At July 31, 2018, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until July 31:	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
9/30/15-7/31/16	2019	$ -	$ -	$ 126,435
7/31/16-7/31/17	2020	191,984	-	92,159
7/31/16-7/31/18	2021	-	-	73,876

		$ 191,984	$ -	$ 292,470

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

6. SHARE TRANSACTIONS:

Champlain Small Company Fund	Year Ended July 31, 2018	Year Ended July 31, 2017
Advisor Shares
Issued	3,433,870	7,328,611
Reinvestment of Distributions	2,790,686	988,952
Redeemed	(11,069,455)	(38,165,170)

Net Advisor Shares Capital Share Transactions	(4,844,899)	(29,847,607)

Institutional Shares
Issued	20,193,976(1)	37,640,349
Reinvestment of Distributions	3,853,924	596,073
Redeemed	(7,130,648)	(4,317,220)

Net Institutional Shares Capital Share Transactions	16,917,252	33,919,202

Net Increase in Shares Outstanding	12,072,353	4,071,595

(1) Includes issuances as a result of an in-kind transfer (See Note 12).

Champlain Mid Cap Fund	Year Ended July 31, 2018	Year Ended July 31, 2017
Advisor Shares
Issued	8,861,884	17,689,989
Reinvestment of Distributions	1,583,116	1,736,991
Redeemed	(11,684,884)	(24,267,230)

Net Advisor Shares Capital Share Transactions	(1,239,884)	(4,840,250)

Institutional Shares
Issued	47,213,638	37,625,766
Reinvestment of Distributions	3,576,797	1,420,703
Redeemed	(12,018,416)	(9,425,642)

Net Institutional Shares Capital Share Transactions	38,772,019	29,620,827

Net Increase in Shares Outstanding	37,532,135	24,780,577

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

Champlain Emerging Markets Fund	Year Ended July 31, 2018	Year Ended July 31, 2017
Advisor Shares
Issued	72,397	54,938
Reinvestment of Distributions	4,651	2,164
Redeemed	(141,257)	(20,609)

Net Increase (Decrease) in Shares Outstanding	(64,209)	36,493

7. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2018, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Champlain Small Company Fund	$596,495,921	$516,192,797
Champlain Mid Cap Fund	1,173,424,164	629,205,917
Champlain Emerging Markets Fund	1,288,415	1,906,715

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences which are attributable to foreign currency translation, net investment losses and utilization of earnings and profits on shareholder redemptions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2018:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital
Small Company Fund	$ 6,259,339	$ (11,193,867)	$ 4,934,528
Mid Cap Fund	1,934,263	(12,734,650)	10,800,387
Emerging Markets Fund	29,116	(29,116)	—

57	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

The tax character of dividend and distributions declared during the fiscal years or periods ended July 31, 2018 and July 31, 2017 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2018	$20,740,374	$116,068,765	$—	$136,809,139
2017	—	32,838,292	—	32,838,292

Mid Cap Fund
2018	$34,520,210	$57,816,733	$—	$92,336,943
2017	12,696,327	37,976,068	—	50,672,395

Emerging Markets Fund
2018	$42,880	$—	$4,982	$47,862
2017	16,207	—	—	16,207

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2018, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$18,263,721	$32,311,063	$—
Undistributed Long-Term Capital Gain	107,571,326	110,695,984	—
Late-Year Loss Deferral	—	—	(3,057)
Capital Loss Carryforwards	—	—	(335,930)
Post-October Losses	—	—	—
Unrealized Appreciation	515,964,353	408,616,638	785,229

Total Distributable Earnings	$641,799,400	$551,623,685	$446,242

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2017 through July 31, 2018, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2018 through July 31, 2018 and specified losses realized on investment transactions from November 1, 2016 through July 31, 2017, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

58	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$335,930	$—	$335,930

For Federal income tax purposes, the cost of securities owned at July 31, 2018 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, return of capital distributions received and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2018 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Company Fund	$1,302,018,416	$554,278,694	$(38,314,341)	$515,964,353
Mid Cap Fund	2,067,621,223	473,813,248	(65,196,610)	408,616,638
Emerging Markets Fund	3,085,289	906,785	(121,556)	785,229

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve the Fund’s investment goals. You could lose money on your investment in the Fund, just as you could with other investments. As described in the Fund’s Prospectus, the Fund is subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet the Fund’s investment objective:

MARKET RISK – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

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ACTIVE MANAGEMENT RISK – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and

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represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund

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would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

NON-DIVERSIFIED FUND RISK – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At July 31, 2018, 60% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 34% of the total shares outstanding of the Small

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Company Fund Institutional Shares were held by two shareholder; 15% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by one shareholder, 57% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by three shareholders; and 86% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Mid Cap Fund and Small Company Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $95 million uncommitted, senior secured lines of credit and the Small Company Fund participates in a $65 million committed, senior secured line of credit, which have expiration dates of February 13, 2019. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. During the year ended July 31, 2018, there were no borrowings outstanding.

12. IN-KIND TRANSFER OF SECURITIES:

The Small Company received a contribution in-kind of investment securities and cash. These securities were exchanged tax free at their current fair value on the date of the transaction and did not have unrealized appreciation/(depreciation) at the time of transfer. As a result of this contribution, the following units of the Fund were issued for assets valued:

Transaction Date	Institutional Shares Issued	Investment Securities	Cash	Value
10/13/17	95,815	$1,907,924	$156,884	$2,064,808

13. NEW ACCOUNTING PRONOUNCEMENTS:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15,

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2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

14. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2018.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Champlain Small Company Fund, Champlain Mid Cap Fund and Champlain Emerging Markets Fund (collectively referred to as the “Funds”) (three of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)), including the schedules of investments, as of July 31, 2018, and the related statements of operations, and changes in net assets and financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Champlain Small Company Fund, Champlain Mid Cap Fund, and Champlain Emerging Markets Fund (three of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund II	Statements of operations	Statements of changes in net assets	Financial highlights
Champlain Small Company Fund Champlain Mid Cap Fund	For the year ended July 31, 2018	For each of the two years in the period ended July 31, 2018	For each of the five years in the period ended July 31, 2018
Champlain Emerging Markets Fund	For the year ended July 31, 2018	For each of the two years in the period ended July 31, 2018	For each of the two years in the period ended July 31, 2018 and the ten-month period ended July 31, 2016.

The financial highlights of Champlain Emerging Markets Fund, for each of the periods presented through September 30, 2015, were audited by other auditors whose report dated November 24, 2015, expressed an unqualified opinion on the financial highlights.

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Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Champlain investment companies since 2005.

Philadelphia, Pennsylvania

September 28, 2018

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
INTERESTED
BOARD MEMBERS [2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
N. JEFFREY KLAUDER (Born: 1952)	Trustee (Since 2018)	Executive Vice President and General Counsel of SEI Investments since 2004.
INDEPENDENT
BOARD MEMBERS[3]
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund II.

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“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-990-2434. The following chart lists Trustees and Officers as of July 31, 2018.

OTHER DIRECTORSHIPS HELD IN THE PAST FIVE YEARS[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.
Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED[1]	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
INDEPENDENT TRUSTEES[2] (continued)
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 - 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 2018)	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc., April 1997 to December 2011.
TRACIE E. AHERN. (Born: 1968)	Trustee (Since 2018)	Principal, Danesmead Partners since 2016; Chief Operating Officer/Chief Financial Officer, Brightwood Capital Advisors LLC, 2015 to 2016; Advisor, Brightwood Capital Advisors LLC, 2016; Chief Financial Officer, Soros Fund Management LLC, 2007 to 2015.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service at SEI since 2004.
JAMES BERNSTEIN (Born: 1965)	Vice President and Assistant Secretary (Since 2017)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 30 funds in The Advisors’ Inner Circle Fund II.

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OTHER DIRECTORSHIPS HELD IN THE PAST FIVE YEARS[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May, 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
None.
None.
None.

3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
OFFICERS (continued)
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
ROBERT MORROW (Born: 1978)	Vice President and (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015.

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OTHER DIRECTORSHIPS HELD BY OFFICER

None.
None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from February 1, 2018 to July 31, 2018.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/18	Ending Account Value 07/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Small Company Fund
Actual Fund Return
Advisor	$1,000.00	$1,129.10	1.30%	$6.86
Institutional	$1,000.00	$1,130.50	1.05%	$5.55
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.35	1.30%	$6.51
Institutional	$1,000.00	$1,019.59	1.05%	$5.26
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,055.30	1.15%	$5.86
Institutional	$1,000.00	$1,056.10	0.90%	$4.59
Hypothetical 5% Return
Advisor	$1,000.00	$1,019.09	1.15%	$5.76
Institutional	$1,000.00	$1,020.33	0.90%	$4.51
Champlain Emerging Markets Fund
Actual Fund Return	$1,000.00	$918.60	1.50%	$7.14
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

75	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2018 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2018 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2018, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gain Dividend (4)
Champlain Small Company Fund	0.00%	84.86%	15.14%	100.00%	54.84%	61.80%	0.00%	100.00%
Champlain Mid Cap Fund	0.00%	64.16%	35.84%	100.00%	40.15%	44.23%	0.00%	100.00%
Champlain Emerging Markets Fund	10.84%	0.00%	89.16%	100.00%	5.54%	98.18%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(4)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividend” and is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The Champlain Emerging Markets Fund intends to pass through a foreign tax credit to shareholders. For the fiscal period ended July 31, 2018, the total amount of foreign source income is $16,037. The total amount of foreign tax paid is $3,090. A shareholders allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2018. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

76	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2018

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of The Advisors’ Inner Circle Fund II (the “Trust”) was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 748,831,786 outstanding shares, 620,191,264 shares were voted representing 82.825% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	612,737,102	7,454,162	98.80%	1.20%
N. Jeffrey Klauder	614,373,712	5,817,552	99.06%	0.94%
Joseph T Grause, Jr.	598,762,421	21,428,843	96.54%	3.46%
Mitchell A. Johnson	595,081,579	25,109,685	95.95%	4.05%
Betty L. Krikorian	597,047,260	23,144,004	96.27%	3.73%
Bruce Speca	597,119,756	23,071,508	96.28%	3.72%
George J. Sullivan, Jr.	595,113,921	25,077,343	95.96%	4.04%
Tracie E. Ahern	614,884,679	5,306,585	99.14%	0.86%

77	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-1400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and each of Messrs. Darr and Sullivan is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2018			FYE July 31, 2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$332,660	None	None	$388,550	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2018	FYE July 31, 2017
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $0 and $11,750 for 2018 and 2017, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 5, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller, and Chief Financial Officer

Date: October 5, 2018